EXHIBIT 10.1

WRITTEN CONSENT

OF

THE BOARD OF DIRECTORS

OF

Star Alliance International Corp.

(a Nevada corporation)

in Lieu of Meeting

_________________________________________________________

January 17, 2018

The undersigned, being all the members of the Board of Directors of Star Alliance International Corp., a Nevada corporation (the “Corporation”), do hereby consent, pursuant to Section 78.315 of the Nevada Revised Statutes (“NRS”), to the adoption of the following resolutions in respect of the Corporation:

WHEREAS, Kok Chee LEE, the CEO, tendered his resignation as the CEO and Director effective immediately;

NOW THEREFORE BE IT RESOLVED, that the Board hereby accepts Mr..Kok Chee LEE’s resignation as the CEO and Director, effective January 17, 2018 and be it further

RESOLVED, Ms. Sreyneang Jin be and hereby is appointed as new CEO and Director and shall act as the Corporation’s principal executive officer, effective January 16, 2018, to serve in accordance with the best interest of the Corporation until his successor is appointed or elected and qualifies, unless he resigns, is removed from office; and be it further

RESOLVED, that the proper officers of the Corporation be, and they and each of them hereby are, authorized and empowered, in the name of the Corporation and on its behalf, to execute and deliver all such further documents, instruments and agreements, and to do all such further acts and things, as such officers, in their sole discretion, shall determine to be necessary, appropriate or desirable to effectuate the foregoing resolutions, any such determination to be conclusively evidenced by the execution and delivery by such officers of any such document, instrument or agreement or the doing by them of any such act or thing; and be it further

RESOLVED, that this consent may be executed by facsimile signature and upon such execution shall have the same force and effect as an original; and be it further

RESOLVED, that any and all actions taken by such officers prior to the date of the foregoing resolutions adopted hereby, that are within the authority conferred thereby, are hereby ratified, confirmed and approved as the acts and deeds of the Corporation.

RESOLVED, that this consent may be executed in one or more counterparts.

[Signature page follows immediately]

1

[SIGNATURE PAGE TO WRITTEN CONSENT]

IN WITNESS WHEREOF, the undersigned, being all the director of the Corporation, have executed this Written Consent as of the date first written above.

/s/ Kok Chee LEE
Kok Chee LEE

/s/ Sreyneang Jin
Sreyneang Jin

/s/ Eng Wah KUNG
Eng Wah KUNG

[Signature Page to Star Alliance International Corp to appoint new CEO]

2